SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - January 4, 2007

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
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State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

             570 Lausch Lane
         Lancaster, Pennsylvania                      17601
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(Address of principal executive offices)           (Zip Code)



        Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

            101 East Main Street, P.O. Box 567
                  Mount Joy PA  17552-0567
----------------------------------------------------------------
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers;
           Election of Directors; Appointment of
           _____________________________________________
           Principal Officers
           _____________________________________________

           Benjamin W. Piersol,Jr will retire
           as a member of the Board of Directors of Union National Financial Corporation and from the Board of its subsidiary, Union National Community Bank effective December 31, 2006. Mr. Piersol has served on the Board since July 1996 and also served as the Audit Committee Chairman. With this retirement, Union National Financial Corporation has announced the appointment of Barry C. Huber as the acting Chairman of the Audit Committee.

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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL
CORPORATION
                             (Registrant)


Dated: January 4, 2007       /s/Mark D. Gainer
                             ----------------------------------
                             Mark D. Gainer,
                             Chairman, President & Chief
                             Executive Officer
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